Exhibit 99.1

Blackstone Reports First Quarter 2020 Results

New York, April 23, 2020: Blackstone (NYSE:BX) today reported its first quarter 2020 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone’s first-quarter financial results reflect the unprecedented market and global economic conditions caused by the COVID-19 pandemic. Despite the extremely challenging environment, we continued to generate significant cash flow for our shareholders, distributing over $700 million through dividends and share repurchases in the quarter, and $3.2 billion over the last twelve months. Throughout our firm’s 35-year history, we have weathered many difficult periods - including the global financial crisis - only to emerge stronger than before. Our experience has shown that although asset values may be temporarily marked down, strong assets ultimately recover.”

Mr. Schwarzman continued, “We entered this crisis in a position of great strength, having recently completed a two-year fundraising cycle of nearly $250 billion. With ample capital reserves, long-term fund structures, and over $150 billion of dry powder capital – more than anyone in our industry – we are uniquely positioned to invest on behalf of our clients at a time of historic dislocation.”

Blackstone issued a full detailed presentation of its first quarter 2020 results, which can be viewed at www.blackstone.com.

Dividend

Blackstone has declared a quarterly dividend of $0.39 per share to record holders of Class A common stock at the close of business on May 4, 2020. This dividend will be paid on May 11, 2020.

Blackstone

345 Park Avenue New York NY 10154

T 212 583 5000

www.blackstone.com

Quarterly Investor Call Details

Blackstone will host its first quarter 2020 investor conference via public webcast on April 23, 2020 at 9:00 a.m. ET. To register, please use the following link: https://event.webcasts.com/starthere.jsp?ei=1296835&tp_key=a429fa7d99. For those unable to listen to the live broadcast, there will be a webcast replay on the Shareholders section of Blackstone’s website at https://ir.blackstone.com/.

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our asset management businesses, with $538 billion in assets under management, include investment vehicles focused on private equity, real estate, public debt and equity, growth equity, opportunistic, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to the impact of COVID-19 and energy market dislocation, as well as those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, as such factors may be updated from time to time in our periodic filings

2

with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

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Blackstone’s First Quarter 2020 Earnings APRIL 23, 2020

Blackstone |

BLACKSTONE’S FIRST QUARTER 2020 GAAP RESULTS
GAAP Net Income (Loss) was $(2.6) billion for the quarter and $186 million over the last twelve months (“LTM”).
GAAP Net Income (Loss) Attributable to The Blackstone Group Inc. was $(1.1) billion for the quarter and $502 million
over the LTM.
Throughout this presentation, all current period amounts are preliminary. Totals may not add due to rounding. See pages 34-35, Definitions and Dividend
Policy, for definitions of terms used throughout this presentation. See additional notes on page 32.
($ in thousands, except per share data. unaudited)
1Q'19
1Q'20
1Q'19 LTM
1Q'20 LTM
Revenues
Management and Advisory Fees, Net
809,726
$
934,832
$
3,108,673
$
3,597,261
$
Incentive Fees
12,132
12,161
57,106
129,940
Investment Income (Loss)
Performance Allocations
Realized
242,375
167,530
1,849,242
1,664,155
Unrealized
663,999
(3,453,081)
597,283
(2,990,748)
Principal Investments
Realized
73,261
48,695
446,978
368,912
Unrealized
169,044
(959,365)
107,187
(913,406)
Total Investment Income (Loss)
1,148,679
(4,196,221)
3,000,690
(1,871,087)
Interest and Dividend Revenue
44,084
35,084
180,646
173,398
Other
10,250
138,180
741,884
207,923
Total Revenues
2,024,871
$
(3,075,964)
$
7,088,999
$
2,237,435
$
Expenses
Compensation and Benefits
Compensation
471,397
476,543
1,691,951
1,825,476
Incentive Fee Compensation
5,406
6,522
32,660
45,416
Performance Allocations Compensation
Realized
86,395
72,423
685,409
648,970
Unrealized
287,015
(1,397,378)
352,322
(1,144,108)
Total Compensation and Benefits
850,213
(841,890)
2,762,342
1,375,754
General, Administrative and Other
146,062
157,566
614,222
690,912
Interest Expense
42,002
41,644
167,321
199,290
Fund Expenses
2,887
4,605
26,388
19,456
Total Expenses
1,041,164
$
(638,075)
$
3,570,273
$
2,285,412
$
Other Income (Loss)
Change in Tax Receivable Agreement Liability
-
(595)
-
160,972
Net Gains (Losses) from Fund Investment Activities
130,325
(327,374)
211,448
(174,870)
Income (Loss) Before Provision (Benefit) for Taxes
1,114,032
$
(2,765,858)
$
3,730,174
$
(61,875)
$
Provision (Benefit) for Taxes
41,155
(158,703)
236,050
(247,810)
Net Income (Loss)
1,072,877
$
(2,607,155)
$
3,494,124
$
185,935
$
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
2,480
(15,469)
1,651
(18,070)
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities
186,833
(645,077)
390,212
(355,131)
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings
402,260
(880,117)
1,447,041
57,250
Net Income (Loss) Attributable to The Blackstone Group Inc. ("BX")
481,304
$
(1,066,492)
$
1,655,220
$
501,886
$
Net Income (Loss) Per Share of Class A Common Stock, Basic
0.71
$
(1.58)
$
2.44
$
0.74
$
Net Income (Loss) Per Share of Class A Common Stock, Diluted
0.71
$
(1.58)
$
2.44
$
0.74
$
Income (Loss) Before Provision (Benefit) for Taxes Margin
55.0%
89.9%
52.6%
(2.8)%

Blackstone |

BLACKSTONE’S FIRST QUARTER 2020 HIGHLIGHTS
Financial Measures
Fee
Related
Earnings
(“FRE”)
of
$468
million
($0.39/share)
in
the
quarter,
up
25%
year-
over-year
–
FRE was $1.9 billion for the LTM
($1.57/share), up 26% year-over-year
Distributable Earnings (“DE”) of $557 million ($0.46/share) in the quarter, up 4% year-over-year
–
DE was $2.9 billion for the LTM
($2.33/share), up 6% year-over-year
Net Accrued Performance Revenues receivable of $2.2 billion ($1.83/share)
Capital Metrics
Total Assets Under Management (“AUM”) of $538.0 billion, up 5% year-over-year
–
Fee-Earning AUM of $423.1 billion, up 20% year-over-year
Inflows of $27.3 billion in the quarter and $118.8 billion for the LTM
Realizations of $6.4 billion in the quarter and $38.3 billion for the LTM
Deployment of $14.8 billion in the quarter and $66.0 billion for the LTM
Capital Returned
to Shareholders
Dividend of $0.39 per common share payable on May 11, 2020
–
Dividends of $1.97 per common share for the LTM
Repurchased 5.0 million common shares in the quarter and 16.2 million common shares for the LTM, resulting in no net share count dilution
Over $700 million to be distributed to shareholders with respect to the first quarter through dividends and share repurchases, and $3.2 billion for the LTM
Notes on page 32.

Blackstone |

BLACKSTONE’S FIRST QUARTER 2020 SEGMENT EARNINGS
Fee
Related
Earnings
per
Share
is
based
on
end
of
period
DE
Shares
Outstanding
(see
page
23,
Share
Summary).
DE
per
Common
Share
is
based
on
DE
Attributable
to Common Shareholders (see page 22, Shareholder Dividends) and end of period Participating Common Shares outstanding. LTM per Share amounts represent the sum of the last four quarters. See pages 30-31 for the Reconciliation of GAAP to Total Segment Measures.
% Change
% Change
($ in thousands, except per share data)
1Q'19
1Q'20
vs. 1Q'19
1Q'19 LTM
1Q'20 LTM
vs. 1Q'19 LTM
Management and Advisory Fees, Net
814,062
$
940,567
$
16%
3,114,470
$
3,610,741
$
16%
Fee Related Performance Revenues
7,779
12,466
60%
127,778
216,688
70%
Fee Related Compensation
(324,031)
(346,264)
7%
(1,244,103)
(1,358,811)
9%
Other Operating Expenses
(123,311)
(138,885)
13%
(504,547)
(586,716)
16%
Fee Related Earnings
374,499
$
467,884
$
25%
1,493,598
$
1,881,902
$
26%
Realized Performance Revenues
246,769
167,233
(32)%
1,780,169
1,581,106
(11)%
Realized Performance Compensation
(85,240)
(71,302)
(16)%
(648,552)
(589,997)
(9)%
Realized Principal Investment Income
25,908
20,290
(22)%
233,273
218,537
(6)%
Net Realizations
187,437
116,221
(38)%
1,364,890
1,209,646
(11)%
Total Segment Distributable Earnings
561,936
$
584,105
$
4%
2,858,488
$
3,091,548
$
8%
Net Interest Income (Loss)
5,061
(3,941)
n/m
28,839
(11,443)
n/m
Taxes and Related Payables
(29,039)
(23,053)
(21)%
(157,862)
(190,173)
20%
Distributable Earnings
537,958
$
557,111
$
4%
2,729,465
$
2,889,932
$
6%
Additional Metrics:
FRE per Share
0.31
$
0.39
$
26%
1.24
$
1.57
$
27%
DE per Common Share
0.44
$
0.46
$
5%
2.20
$
2.33
$
6%
Total Segment Revenues
1,094,518
$
1,140,556
$
4%
5,255,690
$
5,627,072
$
7%
Total Assets Under Management
511,777,762
$
538,007,285
$
5%
511,777,762
$
538,007,285
$
5%
Fee-Earning Assets Under Management
352,993,394
$
423,055,037
$
20%
352,993,394
$
423,055,037
$
20%

$1.57
$1.24
49.2%
46.1%
1Q'19 LTM
1Q'20 LTM

$269
$447
$1,587
$789

Blackstone |

SUMMARY OF FINANCIALS
LTM Fee Related Earnings of $1.57 per share, an increase of 27% year-over-year.
LTM Total Segment Distributable Earnings were $3.1 billion, an increase of 8% year-over-year.
FRE Margin is calculated by dividing Fee Related Earnings by Fee Related Revenues (defined as the sum of Total Segment Management and Advisory Fees, Net
and Fee Related Performance Revenues).
Fee Related Earnings per Share
Segment Distributable Earnings
($ in millions)
FRE/Share
FRE Margin
Private
Equity
Real
Estate
Hedge Fund
Solutions
Credit &
Insurance
1Q’20 LTM total:
$3,092

Blackstone |

INVESTMENT PERFORMANCE AND NET ACCRUED PERFORMANCE REVENUES
Unrealized negative appreciation was driven by impact of COVID-19 on economic outlook and overall market environment, leading to lower Net Accrued Performance Revenues of $2.2 billion ($1.83/share).
1Q'20
1Q'20 LTM
Real Estate
Opportunistic
(8.8)%
3.3%
Core+
(3.9)%
3.3%
Private Equity
Corporate Private Equity
(21.6)%
(17.3)%
Tactical Opportunities
(15.9)%
(7.2)%
Secondaries
1.8%
14.0%
Hedge Fund Solutions
BPS Composite
(8.6)%
(4.3)%
Credit & Insurance
Credit Composite
(13.6)%
(9.5)%
Investment Performance
(appreciation / gross returns)
Net Accrued Performance Revenues
($ in millions)
Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Hedge Fund Solutions and Credit & Insurance.
BPS Composite net returns were (8.7)% and (5.0)% for 1Q’20 and 1Q’20 LTM, respectively. Credit Composite net returns were (13.0)% and (9.5)% for 1Q’20 and 1Q’20 LTM, respectively. See notes on pages 32-33 for additional details on investment performance calculations for Core+, Corporate Private Equity,
Secondaries, BPS Composite and Credit Composite.
$3,837
$4,099
$2,187
$1,808
$103
1Q'19
4Q'19
Net
Performance
Revenues
Net
Realized
Distributions
1Q'20

Blackstone |

Corporate Private Equity also includes Core Private Equity, Life Sciences, and BTAS.
($ in millions)
1Q'20
1Q'20 LTM
1Q'20
1Q'20 LTM
1Q'20
1Q'20 LTM
Real Estate
12,653
$
41,810
$
2,519
$
17,559
$
5,329
$
24,697
$
Opportunistic
1,317

14,585

1,042

12,054

2,022

11,712

Core+
7,026

17,281

993

3,094

2,991

11,543

BREDS
4,310

9,944

484

2,411

317

1,442

Private Equity
8,869

37,234

2,031

11,829

5,539

25,034

Corporate Private Equity
7,305

16,684

771

5,839

3,047

11,951

Tactical Opportunities
979

4,223

649

3,192

1,919

5,319

Secondaries
584

9,138

611

2,799

573

7,737

Infrastructure
–
7,189

–
–
-

27

Hedge Fund Solutions
3,247

12,921

139

1,224

606

4,078

Credit & Insurance
2,544

26,818

1,700

7,718

3,345

12,175

Total Blackstone
27,313
$
118,783
$
6,389
$
38,330
$
14,819
$
65,984
$
Inflows
Realizations
Capital Deployed
Inflows were $27.3 billion in the quarter, bringing LTM inflows to $118.8 billion.
Realizations were $6.4 billion in the quarter and $38.3 billion for the LTM.
Deployed $14.8 billion in the quarter and $66.0 billion for the LTM.
–
Committed an additional $9.8 billion during the quarter that is not yet deployed.
CAPITAL METRICS – ADDITIONAL DETAIL

$511.8
$140.3
$159.0
$80.2
$132.3
$538.0
$160.9
$174.7
$73.7
$128.7
1Q19
1Q20
$353.0
$94.2
$85.4
$73.6
$99.7
$423.1
$130.4
$128.3
$68.2
$96.1
1Q19
1Q20
$76.4
$40.3
$7.0
$4.7
$24.5
$101.1
$54.3
$14.2
$5.8
$26.8
1Q19
1Q20

Blackstone |

ASSETS UNDER MANAGEMENT
Total AUM increased to $538.0 billion, up 5% year-over-year, with $27.3 billion of inflows in the quarter and $118.8 billion for the LTM.
Fee-Earning AUM of $423.1 billion was up 20% year-over-year, with $50.8 billion of inflows in the quarter and $146.1 billion for the LTM.
Perpetual Capital AUM reached $101.1 billion, up 32% year-over-year.
Total AUM
($ in billions)
Fee-Earning AUM
($ in billions)
Perpetual Capital AUM
($ in billions)
Private Equity
Real Estate
Hedge Fund Solutions
Credit & Insurance

$221.4
$229.5
$88.6
$102.6
$65.2
$64.4
$43.7
$39.4
$23.9
$23.1
1Q19
1Q20

$27.9
$44.6
$3.1
$75.9

Blackstone |

ADDITIONAL CAPITAL DETAIL
Invested Performance Eligible AUM reached $229.5 billion at quarter end, up 4% year-over-year.
Undrawn capital (“Total Dry Powder”) available for investment of $151.5 billion, driven by fundraising activity for the latest flagship funds.
Private Equity
Real Estate
Hedge Fund Solutions
Credit & Insurance
Invested Performance Eligible AUM
($ in billions)
Total Dry Powder
($ in billions)
Private
Equity
Real
Estate
Hedge Fund
Solutions
Credit &
Insurance
1Q’20 total:
$151.5
Invested Performance Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.

Segment Highlights Blackstone | 9

Blackstone |

REAL ESTATE
Total AUM:
Increased 15% to $160.9 billion with inflows of $12.7 billion in the quarter and $41.8 billion for the LTM.
–
During the quarter raised $5.1 billion in BREIT, closed $2.7 billion in the fourth real estate debt fund, and held the final close for BREP Europe VI, which now has total capital commitments of €9.8 billion.
–
Fee-Earning AUM increased 38% to $130.4 billion with inflows of $9.4 billion in the quarter and $59.1 billion for the LTM.
Realizations:
$2.5 billion in the quarter and $17.6 billion for the LTM; realizations in the quarter were primarily driven by asset sales in BREP.
Capital Deployed:
$5.3 billion in the quarter and $24.7 billion for the LTM.
–
Committed an additional $4.9 billion in the quarter that is not yet deployed.
Appreciation:
Opportunistic funds and Core+ funds declined (8.8)% and (3.9)% in the quarter as a result of COVID-19 market and economic impacts; up 3.3% and 3.3% for the LTM, respectively.
% Change
% Change
($ in thousands)
1Q'19
1Q'20
vs. 1Q'19
1Q'19 LTM
1Q'20 LTM
vs. 1Q'19 LTM
Management Fees, Net
283,876
$
386,121
$
36%
1,162,400
$
1,367,423
$
18%
Fee Related Performance Revenues
6,676
4,551
(32)%
126,675
196,112
55%
Fee Related Compensation
(114,816)
(120,296)
5%
(473,636)
(536,739)
13%
Other Operating Expenses
(38,986)
(40,476)
4%
(155,829)
(169,822)
9%
Fee Related Earnings
136,750
$
229,900
$
68%
659,610
$
856,974
$
30%
Realized Performance Revenues
77,182
43,720
(43)%
840,985
998,875
19%
Realized Performance Compensation
(29,900)
(13,392)
(55)%
(258,104)
(357,588)
39%
Realized Principal Investment Income
(2,131)
7,300
n/m
75,704
89,164
18%
Net Realizations
45,151
37,628
(17)%
658,585
730,451
11%
Segment Distributable Earnings
181,901
$
267,528
$
47%
1,318,195
$
1,587,425
$
20%
Segment Revenues
365,603
$
441,692
$
21%
2,205,764
$
2,651,574
$
20%
Total AUM
140,334,043
$
160,934,849
$
15%
140,334,043
$
160,934,849
$
15%
Fee-Earning AUM
94,223,034
$
130,424,462
$
38%
94,223,034
$
130,424,462
$
38%

Blackstone |

PRIVATE EQUITY
Total AUM:
Increased 10% to $174.7 billion with inflows of $8.9 billion in the quarter and $37.2 billion for the LTM.
–
Inflows in the quarter included $4.8 billion for the initial close of the second Core Private Equity fund.
–
Fee-Earning AUM up 50% to $128.3 billion, driven by commencement of investment periods for BCP VIII, BEP III and BXLS V in the quarter.
Realizations:
$2.0 billion in the quarter and $11.8 billion for the LTM.
Capital Deployed:
$5.5 billion in the quarter and $25.0 billion for the LTM across regions; committed an additional
$3.8 billion that was not yet deployed in the quarter.
Appreciation:
Corporate Private Equity declined (21.6)% in the quarter and (17.3)% for the LTM due to the market and economic impacts of COVID-19 and energy market dislocation. Excluding energy, Corporate Private Equity declined (11.1)% in the quarter.
–
Tactical Opportunities declined (15.9)% in the quarter and (7.2)% for the LTM due to COVID-19 impacts.
–
Secondaries’
appreciation of 1.8% in the quarter and 14.0% for the LTM reflects a reporting lag of its underlying funds.
% Change
% Change
($ in thousands)
1Q'19
1Q'20
vs. 1Q'19
1Q'19 LTM
1Q'20 LTM
vs. 1Q'19 LTM
Management and Advisory Fees, Net
251,723
$
266,172
$
6%
890,745
$
1,078,778
$
21%
Fee Related Compensation
(107,587)
(110,368)
3%
(393,467)
(426,533)
8%
Other Operating Expenses
(34,201)
(41,001)
20%
(136,146)
(166,810)
23%
Fee Related Earnings
109,935
$
114,803
$
4%
361,132
$
485,435
$
34%
Realized Performance Revenues
156,599
112,076
(28)%
836,882
424,469
(49)%
Realized Performance Compensation
(50,556)
(54,643)
8%
(335,678)
(196,653)
(41)%
Realized Principal Investment Income
25,139
10,347
(59)%
128,532
75,457
(41)%
Net Realizations
131,182
67,780
(48)%
629,736
303,273
(52)%
Segment Distributable Earnings
241,117
$
182,583
$
(24)%
990,868
$
788,708
$
(20)%
Segment Revenues
433,461
$
388,595
$
(10)%
1,856,159
$
1,578,704
$
(15)%
Total AUM
158,988,748
$
174,695,883
$
10%
158,988,748
$
174,695,883
$
10%
Fee-Earning AUM
85,446,868
$
128,300,802
$
50%
85,446,868
$
128,300,802
$
50%

Blackstone |

HEDGE FUND SOLUTIONS
Total AUM:
$73.7 billion with inflows of $3.2 billion in the quarter and $12.9 billion for the
LTM.
–
Positive net flows in the quarter of $365 million driven by $1.4 billion of fundraising in Special Situations and GP
Stakes strategies partially offset by net outflows in Individual Investor Solutions.
–
Decrease in AUM mainly driven by depreciation due to the market and economic impacts of COVID-19.
–
April 1 subscriptions of $1.1 billion are not yet included in Total AUM.
Returns:
BPS Composite gross return of (8.6)% in the quarter ((8.7)% net), compared to the S&P 500 Total Return
(down (19.6)%).
–
Gross return of (4.3)% for the LTM ((5.0)% net), with less than one half of the volatility of broader markets.
% Change
% Change
($ in thousands)
1Q'19
1Q'20
vs. 1Q'19
1Q'19 LTM
1Q'20 LTM
vs. 1Q'19 LTM
Management Fees, Net
137,646
$
140,372
$
2%
530,942
$
562,851
$
6%
Fee Related Compensation
(42,954)
(46,191)
8%
(165,487)
(155,197)
(6)%
Other Operating Expenses
(17,885)
(18,667)
4%
(76,872)
(82,781)
8%
Fee Related Earnings
76,807
$
75,514
$
(2)%
288,583
$
324,873
$
13%
Realized Performance Revenues
4,091
1,767
(57)%
36,333
124,252
242%
Realized Performance Compensation
(1,413)
(945)
(33)%
(20,282)
(23,833)
18%
Realized Principal Investment Income
(283)
(609)
115%
16,116
21,381
33%
Net Realizations
2,395
213
(91)%
32,167
121,800
279%
Segment Distributable Earnings
79,202
$
75,727
$
(4)%
320,750
$
446,673
$
39%
Segment Revenues
141,454
$
141,530
$
0%
583,391
$
708,484
$
21%
Total AUM
80,182,772
$
73,720,792
$
(8)%
80,182,772
$
73,720,792
$
(8)%
Fee-Earning AUM
73,647,014
$
68,214,435
$
(7)%
73,647,014
$
68,214,435
$
(7)%

Blackstone |

CREDIT & INSURANCE
Total AUM:
$128.7 billion with inflows of $2.5 billion in the quarter and $26.8 billion for the
LTM.
–
Closed 1 U.S. CLO and priced 2 others (1 U.S. and 1 Euro) in the quarter, and subsequent to quarter end, priced and closed the first CLO in the market since March 12.
–
European Direct Lending strategy held its final close for the second senior debt fund, raising $777 million in the quarter, bringing total equity raised to $4.8 billion and total investable capital to $6.2 billion, inclusive of anticipated leverage.
Realizations:
$1.7 billion in the quarter and $7.7 billion for the LTM.
Capital Deployed:
$3.3 billion in the quarter, driven by U.S. Direct Lending as well as increased public market investment activity in our drawdown funds, and $12.2 billion for the LTM; committed an additional $466 million in the quarter that is not yet deployed.
Returns:
Gross Credit Composite return of (13.6)% for the quarter, driven by economic and market impacts of
COVID-19 and energy market dislocation.
Credit Composite net return was (13.0)% for 1Q’20.
% Change
% Change
($ in thousands)
1Q'19
1Q'20
vs. 1Q'19
1Q'19 LTM
1Q'20 LTM
vs. 1Q'19 LTM
Management Fees, Net
140,817
$
147,902
$
5%
530,383
$
601,689
$
13%
Fee Related Performance Revenues
1,103
7,915
618%
1,103
20,576
n/m
Fee Related Compensation
(58,674)
(69,409)
18%
(211,513)
(240,342)
14%
Other Operating Expenses
(32,239)
(38,741)
20%
(135,700)
(167,303)
23%
Fee Related Earnings
51,007
$
47,667
$
(7)%
184,273
$
214,620
$
16%
Realized Performance Revenues
8,897
9,670
9%
65,969
33,510
(49)%
Realized Performance Compensation
(3,371)
(2,322)
(31)%
(34,488)
(11,923)
(65)%
Realized Principal Investment Income
3,183
3,252
2%
12,921
32,535
152%
Net Realizations
8,709
10,600
22%
44,402
54,122
22%
Segment Distributable Earnings
59,716
$
58,267
$
(2)%
228,675
$
268,742
$
18%
Segment Revenues
154,000
$
168,739
$
10%
610,376
$
688,310
$
13%
Total AUM
132,272,199
$
128,655,761
$
(3)%
132,272,199
$
128,655,761
$
(3)%
Fee-Earning AUM
99,676,478
$
96,115,338
$
(4)%
99,676,478
$
96,115,338
$
(4)%

Supplemental Details Blackstone | 14

Blackstone |

($ in thousands)
1Q'19
2Q'19
3Q'19
4Q'19
1Q'20
1Q'19 LTM
1Q'20 LTM
Base Management Fees
757,518
$
805,315
$
809,729
$
873,368
$
910,396
$
2,894,687
$
3,398,808
$
Transaction, Advisory and Other Fees, Net
65,150

61,495

92,702

95,073

50,665

257,582

299,935

Management Fee Offsets
(8,606)

(22,654)

(22,086)

(22,768)

(20,494)

(37,799)

(88,002)

Total Management and Advisory Fees, Net
814,062

844,156

880,345

945,673

940,567

3,114,470

3,610,741

Fee Related Performance Revenues
7,779

13,624

34,225

156,373

12,466

127,778

216,688

Fee Related Compensation
(324,031)

(293,834)

(329,834)

(388,879)

(346,264)

(1,244,103)

(1,358,811)

Other Operating Expenses
(123,311)

(142,121)

(144,351)

(161,359)

(138,885)

(504,547)

(586,716)

Fee Related Earnings
374,499
$
421,825
$
440,385
$
551,808
$
467,884
$
1,493,598
$
1,881,902
$
Realized Performance Revenues
246,769

341,386

420,840

651,647

167,233

1,780,169

1,581,106

Realized Performance Compensation
(85,240)

(125,466)

(143,870)

(249,359)

(71,302)

(648,552)

(589,997)

Realized Principal Investment Income
25,908

123,557

36,148

38,542

20,290

233,273

218,537

Total Net Realizations
187,437

339,477

313,118

440,830

116,221

1,364,890

1,209,646

Total Segment Distributable Earnings
561,936
$
761,302
$
753,503
$
992,638
$
584,105
$
2,858,488
$
3,091,548
$
Net Interest Income (Loss)
5,061

2,761

(7,767)

(2,496)

(3,941)

28,839

(11,443)

Taxes and Related Payables
(29,039)

(55,201)

(35,815)

(76,104)

(23,053)

(157,862)

(190,173)

Distributable Earnings
537,958
$
708,862
$
709,921
$
914,038
$
557,111
$
2,729,465
$
2,889,932
$
Additional Metrics:
Total Segment Revenues
1,094,518
$
1,322,723
$
1,371,558
$
1,792,235
$
1,140,556
$
5,255,690
$
5,627,072
$
Total Assets Under Management
511,777,762
$
545,482,337
$
554,022,343
$
571,122,463
$
538,007,285
$
511,777,762
$
538,007,285
$
Fee-Earning Assets Under Management
352,993,394
$
387,864,642
$
394,138,443
$
408,074,852
$
423,055,037
$
352,993,394
$
423,055,037
$
TOTAL SEGMENTS

Blackstone |

Total AUM Rollforward
($ in millions)
Fee-Earning AUM Rollforward
($ in millions)
Inflows include contributions, capital raised, other increases in available capital, purchases, inter-segment allocations and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and the impact of foreign exchange rate fluctuations. AUM is reported in the segment where the assets are managed.
Three Months Ended March 31, 2020
Twelve Months Ended March 31, 2020
Real
Private
Hedge Fund
Credit &
Real
Private
Hedge Fund
Credit &
Estate
Equity
Solutions
Insurance
Estate
Equity
Solutions
Insurance
Beginning Balance
163,156
$
182,886
$
80,738
$
144,342
$
571,122
$
140,334
$
158,989
$
80,183
$
132,272
$
511,778
$
Inflows
12,653
8,869
3,247
2,544
27,313
41,810
37,234
12,921
26,818
118,783
Outflows
(794)
(398)
(2,881)
(2,841)
(6,915)
(2,308)
(1,221)
(14,207)
(9,915)
(27,652)
Net Flows
11,859
8,470
365
(297)
20,398
39,502
36,013
(1,287)
16,903
91,131
Realizations
(2,519)
(2,031)
(139)
(1,700)
(6,389)
(17,559)
(11,829)
(1,224)
(7,718)
(38,330)
Market Activity
(11,562)
(14,629)
(7,244)
(13,689)
(47,124)
(1,342)
(8,477)
(3,951)
(12,801)
(26,571)
Ending Balance
160,935
$
174,696
$
73,721
$
128,656
$
538,007
$
160,935
$
174,696
$
73,721
$
128,656
$
538,007
$
% Change
(1)%
(4)%
(9)%
(11)%
(6)%
15%
10%
(8)%
(3)%
5%
Total
Total
Three Months Ended March 31, 2020
Twelve Months Ended March 31, 2020
Real
Private
Hedge Fund
Credit &
Real
Private
Hedge Fund
Credit &
Estate
Equity
Solutions
Insurance
Estate
Equity
Solutions
Insurance
Beginning Balance
128,214
$
97,774
$
75,636
$
106,451
$
408,075
$
94,223
$
85,447
$
73,647
$
99,676
$
352,993
$
Inflows
9,429
35,326
2,367
3,636
50,758
59,120
53,924
12,221
20,839
146,104
Outflows
(1,011)
(3,612)
(2,652)
(2,741)
(10,016)
(10,436)
(5,237)
(12,513)
(8,566)
(36,752)
Net Flows
8,418
31,714
(285)
895
40,742
48,683
48,687
(293)
12,273
109,351
Realizations
(2,698)
(925)
(135)
(1,430)
(5,188)
(11,838)
(5,577)
(1,124)
(6,092)
(24,631)
Market Activity
(3,510)
(261)
(7,002)
(9,800)
(20,573)
(644)
(256)
(4,016)
(9,742)
(14,658)
Ending Balance
130,424
$
128,301
$
68,214
$
96,115
$
423,055
$
130,424
$
128,301
$
68,214
$
96,115
$
423,055
$
% Change
2%
31%
(10)%
(10)%
4%
38%
50%
(7)%
(4)%
20%
Total
Total
ASSETS UNDER MANAGEMENT - ROLLFORWARD

Blackstone |

DECONSOLIDATED BALANCE SHEET HIGHLIGHTS
At March 31, 2020, Blackstone had $4.2 billion in total cash, cash equivalents, and corporate treasury investments and $8.0
billion of cash and net investments, or $6.69 per share.
Blackstone has a $1.6 billion undrawn credit revolver and maintains A+/A+ ratings.
Balance Sheet Highlights exclude the consolidated Blackstone Funds. GP/Fund Investments include Blackstone investments in Real Estate, Private Equity,
Hedge Fund Solutions, and Credit & Insurance, which were $689 million, $609 million, $100 million, and $230 million, respectively, as of March 31, 2020.
Cash and Net Investments per share amounts are calculated using period end DE Shares Outstanding (see page 23, Share Summary).
A+ / A+
rated by S&P and Fitch
$1.6B
undrawn credit revolver
with September 2023 maturity
$4.2B
total cash
and corporate treasury
Cash and Net Investments
(per share)
($ in millions)
1Q'20
Cash and Cash Equivalents
2,068
$
Corporate Treasury
Investments
2,113
GP/Fund Investments
1,627
Net Accrued Performance
Revenues
2,187
Cash and Net Investments
7,996
$
Outstanding Bonds (at par)
4,655

Blackstone |

1Q’20 QoQ
Rollforward
($ in millions)
1Q’20 LTM Rollforward
($ in millions)
Net
Accrued
Performance
Revenues
(“NAPR”)
are
presented
net
of
performance
compensation
and
do
not
include
clawback
amounts,
if
any,
which
are
disclosed
in the 10-K/Q. See additional notes on page 33.
($ in millions, except per share data)
1Q'19
4Q'19
1Q'20
1Q'20
Per Share
Real Estate
BREP IV
1
$
11
$
8
$
0.01
$
BREP V
62
19
-
-
BREP VI
88
76
51
0.04
BREP VII
552
445
309
0.26
BREP VIII
464
674
517
0.43
BREP IX
-
6
-
-
BREP International II
7
-
-
-
BREP Europe IV
209
158
123
0.10
BREP Europe V
133
193
110
0.09
BREP Asia I
136
152
85
0.07
BREP Asia II
-
22
-
-
BPP
245
281
196
0.16
BREIT
11
-
-
-
BREDS
17
33
2
0.00
BTAS
38
42
45
0.04
Real Estate
1,962
$
2,112
$
1,446
$
1.21
$
Private Equity
BCP IV
42
23
23
0.02
BCP VI
789
705
283
0.24
BCP VII
256
471
115
0.10
BCP Asia
6
17
14
0.01
BEP I
131
102
-
-
BEP II
69
-
-
-
BCEP
21
46
33
0.03
Tactical Opportunities
157
157
36
0.03
Secondaries
109
144
136
0.11
Life Sciences
1
7
7
0.01
BTAS/Other
51
62
73
0.06
Private Equity
1,630
$
1,735
$
720
$
0.60
$
Hedge Fund Solutions
24
$
15
$
15
$
0.01
$
Credit & Insurance
221
$
237
$
6
$
0.00
$
Net Accrued Performance Revenues
3,837
$
4,099
$
2,187
$
1.83
$
4Q'19
Net
Performance
Revenues
Net
Realized
Distributions
1Q'20
Real Estate
2,112
$
(633)
$
(33)
$
1,446
$
Private Equity
1,735
(957)
(57)
720
HFS
15
1
(1)
15
Credit &
Insurance
237
(219)
(12)
6
Total
4,099
$
(1,808)
$
(103)
$
2,187
$
QoQ Change
(47)%
1Q'19
Net
Performance
Revenues
Net
Realized
Distributions
1Q'20
Real Estate
1,962
$
242
$
(759)
$
1,446
$
Private Equity
1,630
(670)
(239)
720
HFS
24
84
(93)
15
Credit &
Insurance
221
(166)
(49)
6
Total
3,837
$
(510)
$
(1,140)
$
2,187
$
YoY Change
(43)%
NET ACCRUED PERFORMANCE REVENUES – ADDITIONAL DETAIL

Blackstone |

Notes
on
page
21.
BREP
–
Blackstone
Real
Estate
Partners,
BREIT
–
Blackstone
Real
Estate
Income
Trust,
BPP
–
Blackstone
Property
Partners,
BREDS –
Blackstone
Real
Estate
Debt
Strategies,
BCP
–
Blackstone
Capital
Partners,
BCOM
–
Blackstone
Communications.
* Represents
funds
that
are
currently
in
their
investment
period
and
open
ended
funds.
($ in thousands, except where noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Real Estate
Pre-BREP
140,714
$
-
$
-
$
n/a
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708
-
-
n/a
1,327,708
2.8x
1,327,708
2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339
-
-
n/a
2,531,614
2.1x
2,531,614
2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708
-
-
n/a
3,330,406
2.4x
3,330,406
2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694
-
50,342
0.1x
4,521,164
2.2x
4,571,506
1.7x
28%
12%
BREP V (Dec 2005 / Feb 2007)
5,539,418
-
150,992
0.6x
13,040,016
2.4x
13,191,008
2.3x
12%
11%
BREP VI (Feb 2007 / Aug 2011)
11,060,444
-
646,626
2.3x
27,045,357
2.5x
27,691,983
2.5x
13%
13%
BREP VII (Aug 2011 / Apr 2015)
13,496,823
1,874,491
6,063,694
1.4x
22,735,792
2.1x
28,799,486
1.9x
22%
15%
BREP VIII (Apr 2015 / Jun 2019)
16,545,433
3,052,617
16,560,812
1.3x
7,110,842
1.7x
23,671,654
1.4x
26%
12%
*BREP IX (Jun 2019 / Dec 2024)
20,891,657
16,015,834
4,813,344
1.0x
140,918
1.8x
4,954,262
1.0x
n/m
n/m
Total Global BREP
72,974,938
$
20,942,942
$
$28,285,810
1.2x
82,129,007
$
2.2x
110,414,817
$
1.9x
18%
15%
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
1,373,170
€
2.1x
1,373,170
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008) (e)
1,629,748
-
3,566
n/a
2,572,920
1.8x
2,576,486
1.8x
8%
8%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,167
469,493
446,619
0.7x
5,737,320
2.5x
6,183,939
2.1x
20%
14%
BREP Europe IV (Sep 2013 / Dec 2016)
6,709,145
1,351,071
2,742,370
1.4x
8,988,619
2.0x
11,730,989
1.8x
23%
16%
BREP Europe V (Dec 2016 / Oct 2019)
7,945,251
1,762,669
7,309,063
1.2x
721,076
2.7x
8,030,139
1.3x
53%
9%
*BREP Europe VI (Oct 2019 / Apr 2025)
9,797,734
8,833,563
994,596
1.0x
-
n/a
994,596
1.0x
n/m
n/m
Total BREP Europe
30,111,217
€
12,416,796
€
11,496,214
€
1.2x
19,393,105
€
2.1x
30,889,319
€
1.6x
16%
13%
BREP Asia I (Jun 2013 / Dec 2017)
5,096,753
$
1,728,262
$
3,186,403
$
1.3x
4,072,708
$
1.9x
7,259,111
$
1.6x
21%
12%
*BREP Asia II (Dec 2017 / Jun 2023)
7,302,307
4,768,630
2,657,881
1.1x
120,378
1.6x
2,778,259
1.1x
n/m
(2)%
BREP Co-Investment (f)
7,055,974
170,047
1,535,066
2.1x
13,284,359
2.1x
14,819,425
2.1x
15%
16%
Total BREP
125,853,226
$
41,306,848
$
48,901,532
$
1.2x
124,071,007
$
2.2x
172,972,539
$
1.8x
17%
15%
*Core+ BPP (Various) (g)
n/a
n/a
31,614,603
n/a
6,726,049
n/a
38,340,652
n/a
n/m
8%
*Core+ BREIT (Various) (h)
n/a
n/a
16,287,116
n/a
353,170
n/a
16,640,286
n/a
n/m
6%
*BREDS High-Yield (Various) (i)
16,528,666
7,240,067
2,692,832
1.0x
12,248,508
1.3x
14,941,340
1.2x
11%
9%
Private Equity
Corporate Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100
-
-
n/a
3,256,819
2.5x
3,256,819
2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422
-
-
n/a
9,184,688
2.3x
9,184,688
2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330
24,575
13,571
n/a
2,953,649
1.4x
2,967,220
1.4x
6%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182
197,294
182,216
2.5x
21,417,821
2.9x
21,600,037
2.9x
36%
36%
BCP V (Dec 2005 / Jan 2011)
21,013,658
1,039,805
547,749
0.5x
37,166,513
1.9x
37,714,262
1.9x
9%
8%
BCP VI (Jan 2011 / May 2016)
15,192,985
1,462,121
8,803,625
1.2x
15,459,280
2.0x
24,262,905
1.6x
18%
9%
BCP VII (May 2016 / Feb 2020)
18,814,389
3,712,977
16,769,010
1.2x
1,684,779
1.8x
18,453,789
1.2x
47%
9%
*BCP VIII (Feb 2020 / Feb 2026)
25,519,504
25,519,504
-
n/a
-
n/a
-
n/a
n/a
n/a
Energy I (Aug 2011 / Feb 2015)
2,435,454
204,075
821,842
0.8x
2,744,575
1.9x
3,566,417
1.5x
17%
8%
Energy II (Feb 2015 / Feb 2020)
4,918,748
328,306
3,017,136
0.7x
309,888
2.0x
3,327,024
0.7x
64%
(24)%
*Energy III (Feb 2020 / Feb 2026)
4,218,419
3,588,893
(82,173)
n/m
-
n/a
(82,173)
n/m
n/a
n/a
*BCP Asia (Dec 2017 / Dec 2023)
2,421,776
1,303,205
1,013,043
1.3x
54,308
1.7x
1,067,351
1.3x
88%
15%
*Core Private Equity (Jan 2017 / Jan 2021) (j)
4,756,716
1,384,441
4,079,837
1.2x
418,053
1.6x
4,497,890
1.2x
36%
10%
Total Corporate Private Equity
114,389,764
$
38,765,196
$
35,165,856
$
1.1x
96,392,111
$
2.1x
131,557,967
$
1.7x
16%
14%
INVESTMENT RECORDS AS OF MARCH 31, 2020
(a)

Blackstone |

Notes
on
page
21.
BXLS
–
Blackstone
Life
Sciences.
* Represents funds that are currently in their investment period and open ended funds.
($ in thousands, except where noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity (continued)
Tactical Opportunities
*Tactical Opportunities (Various)
22,572,493
$
8,879,110
$
8,426,422
$
0.9x
9,481,153
$
1.7x
17,907,575
$
1.2x
18%
5%
*Tactical Opportunities Co-Investment and Other (Various)
8,514,502
2,297,930
5,065,155
1.2x
1,988,734
1.6x
7,053,889
1.3x
23%
11%
Total Tactical Opportunities
31,086,995
$
11,177,040
$
13,491,577
$
1.0x
11,469,887
$
1.7x
24,961,464
$
1.3x
19%
7%
Strategic Partners (Secondaries)
Strategic Partners I-V (Various) (k)
11,865,053
1,713,744
970,995
n/m
16,803,497
n/m
17,774,492
1.5x
n/a
13%
Strategic Partners VI (Apr 2014 / Apr 2016) (k)
4,362,750
1,164,549
1,455,316
n/m
3,171,774
n/m
4,627,090
1.5x
n/a
15%
Strategic Partners VII (May 2016 / Mar 2019) (k)
7,489,970
2,438,824
5,397,627
n/m
1,754,124
n/m
7,151,751
1.5x
n/a
21%
*Strategic Partners Real Assets II (May 2017 / Mar 2022) (k)
1,749,807
618,582
811,051
n/m
349,039
n/m
1,160,090
1.2x
n/a
16%
*Strategic Partners VIII (Mar 2019 / Jul 2023) (k)
10,763,600
5,424,702
3,263,413
n/m
80,727
n/m
3,344,140
1.4x
n/a
n/m
*Strategic Partners Real Estate, SMA and Other (Various) (k)
6,840,060
2,189,640
2,553,670
n/m
1,256,577
n/m
3,810,247
1.3x
n/a
16%
Total Strategic Partners (Secondaries)
43,071,240
$
13,550,041
$
14,452,072
$
n/m
23,415,738
$
n/m
37,867,810
$
1.5x
n/a
14%
*Infrastructure (Various)
13,659,163
11,309,149
2,131,958
0.9x
-
n/a
2,131,958
0.9x
n/a
(18)%
Life Sciences
Clarus IV (Jan 2018 / Jan 2020)
910,000
470,576
554,463
1.4x
4,992
1.2x
559,455
1.4x
18%
23%
*BXLS V (Jan 2020 / Jan 2025)
4,270,552
4,037,552
21,803
1.1x
-
n/a
21,803
1.1x
n/a
n/m
Credit (l)
Mezzanine / Opportunistic I (Jul 2007 / Oct 2011)
2,000,000
$
97,114
$
15,513
$
0.8x
4,772,316
$
1.6x
4,787,829
$
1.6x
n/a
17%
Mezzanine / Opportunistic II (Nov 2011 / Nov 2016)
4,120,000
1,033,255
846,611
0.6x
5,474,187
1.6x
6,320,798
1.3x
n/a
9%
*Mezzanine / Opportunistic III (Sep 2016 / Sep 2021)
6,639,133
2,530,761
4,031,200
1.0x
1,905,173
1.6x
5,936,373
1.1x
n/a
6%
Stressed / Distressed I (Sep 2009 / May 2013)
3,253,143
76,000
17,897
0.0x
5,772,945
1.6x
5,790,842
1.3x
n/a
9%
Stressed / Distressed II (Jun 2013 / Jun 2018)
5,125,000
565,481
928,656
0.5x
4,367,226
1.3x
5,295,882
1.0x
n/a
(2)%
*Stressed / Distressed III (Dec 2017 / Dec 2022)
7,356,380
4,495,807
1,702,749
0.8x
990,236
1.4x
2,692,985
0.9x
n/a
(23)%
Energy I (Nov 2015 / Nov 2018)
2,856,867
1,070,297
1,216,670
0.7x
1,036,046
1.7x
2,252,716
1.0x
n/a
(3)%
*Energy II (Feb 2019 / Feb 2024)
3,616,081
2,920,584
652,174
0.9x
44,826
2.8x
697,000
1.0x
n/a
n/m
Euro
European Senior Debt I (Feb 2015 / Feb 2019)
1,964,689
€
324,426
€
1,601,714
€
0.9x
1,356,846
€
1.4x
2,958,560
€
1.1x
n/a
2%
*European Senior Debt II (Jun 2019 / Jun 2024)
4,088,344
€
3,615,837
€
471,370
€
1.0x
-
€
n/a
471,370
€
1.0x
n/a
n/m
Total Credit
41,872,262
$
17,112,933
$
11,686,235
$
0.8x
25,896,535
$
1.5x
37,582,770
$
1.2x
n/a
7%
INVESTMENT RECORDS AS OF MARCH 31, 2020
(a)
–
(CONT’D)

Blackstone |

n/m
Not
meaningful
generally
due
to
the
limited
time
since
initial
investment.
n/a
Not
applicable.
(a)
Excludes investment vehicles where Blackstone does not earn fees.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.
(d)
Net Internal Rate of Return (“IRR”) represents the annualized inception to March 31, 2020 IRR on total invested capital based on
realized proceeds
and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of limited partner cash flows. Initial inception date cash flow may differ from the Investment Period Beginning Date.
(e)
The 8% Realized Net IRR and 8% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP
International II
performance reflects a 7% Realized Net IRR and a 7% Total Net IRR.
(f)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues.
(g)
BPP represents the core+ real estate funds which invest with a more modest risk profile and lower leverage. Committed Capital and Available
Capital are not regularly reported to investors in our Core+ strategy and are not applicable in the context of these funds.
(h)
Unrealized Investment Value reflects BREIT’s net asset value as of March 31, 2020. Realized Investment Value represents BREIT’s cash distributions, net of servicing fees. BREIT net return reflects a per share blended return, assuming BREIT had a single share class, reinvestment of
all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. These returns are not representative of the returns experienced by any particular investor or share class. Inception to date net returns are presented on an annualized
basis and are from January 1, 2017. Committed Capital and Available Capital are not regularly reported to investors in our Core+ strategy and are not applicable in the context of this vehicle.
(i)
BREDS High-Yield represents the flagship real estate debt drawdown funds only and excludes BREDS High-Grade.
(j)
Blackstone Core Equity Partners is a core private equity fund which invests with a more modest risk profile and longer hold period.
(k)
Realizations are treated as return of capital until fully recovered and therefore unrealized and realized MOICs are not meaningful. If information is not available on a timely basis, returns are calculated from results that are reported on a three month lag and therefore do not include the impact of economic activities in the current quarter.
(l)
Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the credit drawdown funds
presented.
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group Inc.
INVESTMENT RECORDS AS OF MARCH 31, 2020 – NOTES

Blackstone |

SHAREHOLDER DIVIDENDS
Generated $0.46 of Distributable Earnings per common share during the quarter, bringing the LTM amount to $2.33 per common share.
Blackstone declared a quarterly dividend of $0.39 per common share to record holders as of May 4, 2020; payable on
May 11, 2020.
A detailed
description
of
Blackstone’s
dividend
policy
and
the
definition
of
Distributable
Earnings
can
be
found
on
pages
34-35,
Definitions
and
Dividend
Policy.
See additional notes on page 33.
% Change
% Change
($ in thousands, except per share data)
1Q'19
2Q'19
3Q'19
4Q'19
1Q'20
vs. 1Q'19
1Q'19 LTM
1Q'20 LTM
vs. 1Q'19 LTM
Distributable Earnings
537,958
$
708,862
$
709,921
$
914,038
$
557,111
$
4%
2,729,465
$
2,889,932
$
6%
Add: Other Payables Attributable
to Common Shareholders
14,598
39,673
24,578
63,796
9,200
(37)%
110,302
137,247
24%
DE before Certain Payables
552,556
748,535
734,499
977,834
566,311
2%
2,839,767
3,027,179
7%
Percent to Common Shareholders
56%
56%
56%
57%
58%
56%
57%
DE before Certain Payables Attributable to
Common Shareholders
310,832
419,502
413,900
556,133
325,990
5%
1,601,852
1,715,525
7%
Less: Other Payables Attributable to Common
Shareholders
(14,598)
(39,673)
(24,578)
(63,796)
(9,200)
(37)%
(110,302)
(137,247)
24%
DE Attributable to Common Shareholders
296,234
379,829
389,322
492,337
316,790
7%
1,491,550
1,578,278
6%
DE per Common Share
0.44
$
0.57
$
0.58
$
0.72
$
0.46
$
5%
$2.20
$2.33
6%
Less: Retained Capital per Common Share
(0.07)
$
(0.09)
$
(0.09)
$
(0.11)
$
(0.07)
$
-
(0.33)
$
(0.36)
$
9%
Special Cash Dividend per Common Share
-
$
-
$
-
$
-
$
-
$
n/m
0.30
$
-
$
n/m
Actual Dividend per Common Share
0.37
$
0.48
$
0.49
$
0.61
$
0.39
$
5%
2.17
$
1.97
$
(9)%
Record Date
May 4, 2020
Payable Date
May 11, 2020

Blackstone |

1Q'19
2Q'19
3Q'19
4Q'19
1Q'20
Participating Common Shares
674,457,578

669,561,793

675,640,119

680,457,424

687,869,905

Participating Partnership Units
524,504,626

525,165,724

523,338,040

515,973,657

507,101,000

Distributable Earnings Shares Outstanding
1,198,962,204

1,194,727,517

1,198,978,159

1,196,431,081

1,194,970,905

SHARE SUMMARY
Distributable Earnings Shares Outstanding as of quarter end of 1,195 million shares.
–
Repurchased 5.0 million common shares in the quarter and 16.2 million common shares for the LTM.
–
Available authorization remaining was $528 million at March 31, 2020.
Notes on page 33.

Reconciliations and Disclosures Blackstone | 24

Blackstone |

Notes on page 26-27.
QTD
LTM
($ in thousands)
1Q'19
2Q'19
3Q'19
4Q'19
1Q'20
1Q'19
1Q'20
Net Income (Loss) Attributable to The Blackstone Group Inc.
481,304
$
305,792
$
779,437
$
483,149
$
(1,066,492)
$
1,655,220
$
501,886
$
Net Income (Loss) Attributable to Non-Controlling Interests
in Blackstone Holdings
402,260
259,330
299,900
378,137
(880,117)
1,447,041
57,250
Net Income (Loss) Attributable to Non-Controlling Interests
in Consolidated Entities
186,833
80,744
88,406
120,796
(645,077)
390,212
(355,131)
Net Income (Loss) Attributable to Redeemable
Non-Controlling Interests in Consolidated Entities
2,480
1,095
(8)
(3,688)
(15,469)
1,651
(18,070)
Net Income (Loss)
1,072,877
$
646,961
$
1,167,735
$
978,394
$
(2,607,155)
$
3,494,124
$
185,935
$
Provision (Benefit) for Taxes
41,155
38,736
(156,786)
28,943
(158,703)
236,050
(247,810)
Income (Loss) Before Provision (Benefit) for Taxes
1,114,032
$
685,697
$
1,010,949
$
1,007,337
$
(2,765,858)
$
3,730,174
$
(61,875)
$
Transaction-Related Charges (a)
89,451
106,994
(82,547)
94,715
46,994
(224,954)
166,156
Amortization of Intangibles (b)
16,483
16,483
16,483
16,482
16,483
61,604
65,931
Impact of Consolidation (c)
(189,313)
(81,839)
(88,398)
(117,108)
660,546
(391,863)
373,201
Unrealized Performance Revenues (d)
(664,333)
(157,398)
(176,604)
(128,333)
3,453,446
(597,157)
2,991,111
Unrealized Performance Allocations Compensation (e)
287,015
64,518
94,907
93,845
(1,397,378)
352,322
(1,144,108)
Unrealized Principal Investment (Income) Loss (f)
(139,925)
56,353
5,219
(34,974)
616,610
(60,096)
643,208
Other Revenues (g)
(13,189)
20,150
(92,843)
6,435
(138,151)
(163,551)
(204,409)
Equity-Based Compensation (h)
66,776
53,105
58,570
51,743
87,472
180,848
250,890
Taxes and Related Payables (i)
(29,039)
(55,201)
(35,815)
(76,104)
(23,053)
(157,862)
(190,173)
Distributable Earnings
537,958
$
708,862
$
709,921
$
914,038
$
557,111
$
2,729,465
$
2,889,932
$
Taxes and Related Payables (i)
29,039
55,201
35,815
76,104
23,053
157,862
190,173
Net Interest (Income) Loss (j)
(5,061)
(2,761)
7,767
2,496
3,941
(28,839)
11,443
Total Segment Distributable Earnings
561,936
$
761,302
$
753,503
$
992,638
$
584,105
$
2,858,488
$
3,091,548
$
Realized Performance Revenues (k)
(246,769)
(341,386)
(420,840)
(651,647)
(167,233)
(1,780,169)
(1,581,106)
Realized Performance Compensation (l)
85,240
125,466
143,870
249,359
71,302
648,552
589,997
Realized Principal Investment Income (m)
(25,908)
(123,557)
(36,148)
(38,542)
(20,290)
(233,273)
(218,537)
Fee Related Earnings
374,499
$
421,825
$
440,385
$
551,808
$
467,884
$
1,493,598
$
1,881,902
$
Adjusted EBITDA Reconciliation
Distributable Earnings
537,958
$
708,862
$
709,921
$
914,038
$
557,111
$
2,729,465
$
2,889,932
$
Interest Expense (n)
41,638
43,230
52,815
57,351
41,540
163,238
194,936
Taxes and Related Payables (i)
29,039
55,201
35,815
76,104
23,053
157,862
190,173
Depreciation and Amortization
5,789
6,000
6,895
7,666
7,512
23,420
28,073
Adjusted EBITDA
614,424
$
813,293
$
805,446
$
1,055,159
$
629,216
$
3,073,985
$
3,303,114
$
RECONCILIATION OF GAAP TO NON-GAAP MEASURES

Blackstone |

Note:
See pages 34-35, Definitions and Dividend Policy.
(a)
This adjustment removes Transaction-Related Charges, which are excluded from Blackstone’s segment presentation. Transaction-Related Charges arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of
equity-based compensation
charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.
(b)
This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone’s segment presentation. This amount includes amortization of intangibles associated with Blackstone’s investment in Pátria, which is accounted for under the equity method.
(c)
This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone’s segment presentation. This adjustment includes the elimination of Blackstone’s interest in these funds and the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(d)
This adjustment removes Unrealized Performance Revenues on a segment basis. The Segment Adjustment represents the add back of performance
revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
QTD
LTM
1Q'19
2Q'19
3Q'19
4Q'19
1Q'20
1Q'19
1Q'20
GAAP Unrealized Performance Allocations
663,999
$
157,732
$
176,370
$
128,231
$
(3,453,081)
$
597,283
$
(2,990,748)
$
Segment Adjustment
334

(334)

234

102

(365)

(126)

(363)

Unrealized Performance Revenues
664,333
$
157,398
$
176,604
$
128,333
$
(3,453,446)
$
597,157
$
(2,991,111)
$
(e)
This adjustment removes Unrealized Performance Allocations Compensation.
(f)
This adjustment removes Unrealized Principal Investment Income (Loss) on a segment basis. The Segment Adjustment represents (1) the add back of
Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
QTD
LTM
1Q'19
2Q'19
3Q'19
4Q'19
1Q'20
1Q'19
1Q'20
GAAP Unrealized Principal Investment Income (Loss)
169,044
$
(37,345)
$
15,391
$
67,913
$
(959,365)
$
107,187
$
(913,406)
$
Segment Adjustment
(29,119)

(19,008)

(20,610)

(32,939)

342,755

(47,091)

270,198

Unrealized Principal Investment Income (Loss)
139,925
$
(56,353)
$
(5,219)
$
34,974
$
(616,610)
$
60,096
$
(643,208)
$
(g)
This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of certain Transaction-Related Charges.
QTD
LTM
1Q'19
2Q'19
3Q'19
4Q'19
1Q'20
1Q'19
1Q'20
GAAP Other Revenue
10,250
$
(17,120)
$
93,273
$
(6,410)
$
138,180
$
741,884
$
207,923
$
Segment Adjustment
2,939

(3,030)

(430)

(25)

(29)

(578,333)

(3,514)

Other Revenues
13,189
$
(20,150)
$
92,843
$
(6,435)
$
138,151
$
163,551
$
204,409
$
(h)
This adjustment removes Equity-Based Compensation on a segment basis.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES

Blackstone |

(i)
Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision
(Benefit) for Taxes and adjusted to exclude the tax impact of any divestitures. Related Payables represent tax-related payables including the amount payable under the Tax Receivable Agreement.
(j)
This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of
Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.
(k)
This adjustment removes the total segment amounts of Realized Performance Revenues.
(l)
This adjustment removes the total segment amounts of Realized Performance Compensation.
(m)
This adjustment removes the total segment amount of Realized Principal Investment Income.
(n)
This adjustment adds back Interest Expense on a segment basis.
Reconciliation of GAAP Shares of Class A Common Stock Outstanding to Distributable Earnings Shares Outstanding
Disclosure of Weighted-Average Shares of Class A Common Stock Outstanding
QTD
LTM
1Q'19
2Q'19
3Q'19
4Q'19
1Q'20
1Q'19
1Q'20
Taxes
15,344
$
34,209
$
26,933
$
63,930
$
16,274
$
87,138
$
141,346
$
Related Payables
13,695
20,992
8,882
12,174
6,779
70,724
48,827
Taxes and Related Payables
29,039
$
55,201
$
35,815
$
76,104
$
23,053
$
157,862
$
190,173
$
QTD
LTM
1Q'19
2Q'19
3Q'19
4Q'19
1Q'20
1Q'19
1Q'20
GAAP Interest and Dividend Revenue
44,084
$
43,686
$
42,482
$
52,146
$
35,084
$
180,646
$
173,398
$
Segment Adjustment
2,615
2,305
2,566
2,709
2,515
11,431
10,095
Interest and Dividend Revenue
46,699
$
45,991
$
45,048
$
54,855
$
37,599
$
192,077
$
183,493
$
GAAP Interest Expense
42,002
$
43,596
$
53,362
$
60,688
$
41,644
$
167,321
$
199,290
$
Segment Adjustment
(364)
(366)
(547)
(3,337)
(104)
(4,083)
(4,354)
Interest Expense
41,638
$
43,230
$
52,815
$
57,351
$
41,540
$
163,238
$
194,936
$
Net Interest Income (Loss)
5,061
$
2,761
$
(7,767)
$
(2,496)
$
(3,941)
$
28,839
$
(11,443)
$
QTD
1Q'19
2Q'19
3Q'19
4Q'19
1Q'20
GAAP Shares of Class A Common Stock Outstanding
665,331,887
660,588,369
666,257,305
671,157,692
676,630,489
Unvested Participating Common Shares
9,125,691
8,973,424
9,382,814
9,299,732
11,239,416
Total Participating Common Shares
674,457,578
669,561,793
675,640,119
680,457,424
687,869,905
Participating Partnership Units
524,504,626
525,165,724
523,338,040
515,973,657
507,101,000
Distributable Earnings Shares Outstanding
1,198,962,204
1,194,727,517
1,198,978,159
1,196,431,081
1,194,970,905
QTD
LTM
1Q'19
2Q'19
3Q'19
4Q'19
1Q'20
1Q'19
1Q'20
Total GAAP Weighted-Average Shares of Class A Common Stock
Outstanding -
Basic
674,507,698
673,655,305
675,963,129
679,420,988
676,305,359
678,857,331
678,847,270
Weighted-Average Shares of Unvested Deferred Restricted Class
A Common Stock
207,752
330,639
256,629
274,520
-
228,692
314,450
Weighted-Average Blackstone Holdings Partnership Units
525,764,790
-
-
-
-
524,123,434
-
Total GAAP Weighted-Average Shares of Class A Common Stock
Outstanding -
Diluted
1,200,480,240
673,985,944
676,219,758
679,695,508
676,305,359
1,203,209,457
679,161,720
RECONCILIATION OF GAAP TO NON-GAAP MEASURES - NOTES

Blackstone |

See page 29, Reconciliation of GAAP to Non-GAAP Balance Sheet Measures.
($ in thousands) (Unaudited)
1Q'19
2Q'19
3Q'19
4Q'19
1Q'20
Assets
Cash and Cash Equivalents
1,570,741
$
1,484,444
$
2,468,563
$
2,172,441
$
2,068,326
$
Cash Held by Blackstone Funds and Other
217,625
324,609
375,981
351,210
318,003
Investments
21,180,950
22,242,040
22,204,460
22,281,682
16,430,701
Accounts Receivable
711,889
802,066
755,777
975,075
696,729
Due from Affiliates
2,320,291
2,211,737
2,464,163
2,594,873
2,706,112
Intangible Assets, Net
450,757
433,007
415,257
397,508
379,758
Goodwill
1,869,860
1,869,860
1,869,860
1,869,860
1,869,860
Other Assets
302,033
354,253
402,670
382,493
541,896
Right-of-Use Assets
521,932
507,065
490,882
471,059
542,757
Deferred Tax Assets
728,873
743,132
938,158
1,089,305
1,392,352
Total Assets
29,874,951
$
30,972,213
$
32,385,771
$
32,585,506
$
26,946,494
$
Liabilities and Equity
Loans Payable
10,011,155
$
10,676,138
$
11,270,245
$
11,080,723
$
10,392,903
$
Due to Affiliates
1,045,452
1,081,899
984,969
1,026,871
1,247,098
Accrued Compensation and Benefits
3,001,597
3,308,595
3,623,258
3,796,044
1,965,237
Securities Sold, Not Yet Purchased
128,106
128,512
87,051
75,545
51,498
Repurchase Agreements
218,865
207,676
163,059
154,118
105,133
Operating Lease Liabilities
587,408
574,619
558,253
542,994
605,809
Accounts Payable, Accrued Expenses and Other Liabilities
735,667
929,688
1,069,475
806,159
1,000,708
Total Liabilities
15,728,250
16,907,127
17,756,310
17,482,454
15,368,386
Redeemable Non-Controlling Interests in Consolidated Entities
136,941
101,310
93,667
87,651
72,066
Equity
The Blackstone Group L.P. Partners’ Capital
6,501,072
6,335,897
-
-
-
Class A Common Stock, $0.00001 par value (676,630,489 shares issued and outstanding as of March 31, 2020)
-
-
7
7
7
Class B Common Stock, $0.00001 par value (1 share issued and outstanding as of March 31, 2020)
-
-
-
-
-
Class C Common Stock, $0.00001 par value (1 share issued and outstanding as of March 31, 2020)
-
-
-
-
-
Additional Paid-in-Capital
-
-
6,292,765
6,428,647
6,298,093
Retained Earnings
-
-
456,814
609,625
(871,948)
Accumulated Other Comprehensive Loss
(32,430)
(27,542)
(35,173)
(28,495)
(41,533)
Non-Controlling Interests in Consolidated Entities
3,852,346
3,869,303
4,035,513
4,186,069
3,591,160
Non-Controlling Interests in Blackstone Holdings
3,688,772
3,786,118
3,785,868
3,819,548
2,530,263
Total Equity
14,009,760
13,963,776
14,535,794
15,015,401
11,506,042
Total Liabilities and Equity
29,874,951
$
30,972,213
$
32,385,771
$
32,585,506
$
26,946,494
$
BLACKSTONE’S FIRST QUARTER 2020 GAAP BALANCE SHEET RESULTS

Blackstone |

(a)
This adjustment adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(b)
Represents GAAP accrued performance revenue recorded within Due from Affiliates.
(c)
Represents Performance Revenues realized but not yet distributed as of the reporting date and are included in Distributable Earnings in the period they are realized.
(d)
Represents GAAP accrued performance compensation associated with Accrued Performance Allocations and is recorded within Accrued Compensation and Benefits and Due to Affiliates.
(e)
This adjustment adds other assets related to Treasury Operations that are recorded within Accounts Receivable, reverse repurchase agreements and Due from
Affiliates.
(f)
This adjustment adds other liabilities related to Treasury Operations that are recorded within Accounts Payable, Accrued Expenses and Other Liabilities, Repurchase
Agreements and securities sold short, not yet purchased.
(g)
This adjustment removes amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests and adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(h)
This adjustment removes amounts related to consolidated Blackstone Funds.
($ in thousands)
1Q'19
2Q'19
3Q'19
4Q'19
1Q'20
Investments of Consolidated Blackstone Funds
8,603,847
$
8,633,794
$
8,481,233
$
8,380,698
$
7,275,752
$
Equity Method Investments
Partnership Investments
3,815,993
3,802,565
3,864,453
4,035,675
3,553,538
Accrued Performance Allocations
6,486,450
6,743,542
7,003,889
7,180,449
3,761,585
Corporate Treasury Investments
2,005,174
2,797,908
2,588,529
2,419,587
1,653,950
Other Investments
269,486
264,231
266,356
265,273
185,876
Total GAAP Investments
21,180,950
$
22,242,040
$
22,204,460
$
22,281,682
$
16,430,701
$
Accrued
Performance
Allocations
-
GAAP
6,486,450
$
6,743,542
$
7,003,889
$
7,180,449
$
3,761,585
$
Impact of Consolidation (a)
374
607
237
384
19
Due from Affiliates -
GAAP (b)
9,483
25,022
18,955
154,980
20,910
Less: Net Realized Performance Revenues (c)
(21,225)
(71,352)
(129,129)
(214,662)
(31,719)
Less:
Accrued
Performance
Compensation
-
GAAP
(d)
(2,638,374)
(2,724,998)
(2,851,817)
(3,021,899)
(1,563,672)
Net Accrued Performance Revenues
3,836,708
$
3,972,821
$
4,042,135
$
4,099,252
$
2,187,123
$
Corporate
Treasury
Investments
-
GAAP
2,005,174
$
2,797,908
$
2,588,529
$
2,419,587
$
1,653,950
$
Impact of Consolidation (a)
75,988
160,644
163,183
164,243
131,248
Other Assets (e)
519,884
425,823
440,982
602,707
374,064
Other Liabilities (f)
(101,605)
(91,016)
(80,086)
(74,898)
(46,635)
Corporate
Treasury
Investments
-
Deconsolidated
2,499,441
$
3,293,359
$
3,112,608
$
3,111,639
$
2,112,627
$
Partnership
and
Other
Investments
-
GAAP
4,085,479
$
4,066,796
$
4,130,809
$
4,300,948
$
3,739,414
$
Impact of Consolidation (g)
(2,095,717)
(2,209,825)
(2,289,139)
(2,409,218)
(2,111,945)
GP/Fund
Investments
-
Deconsolidated
1,989,762
$
1,856,971
$
1,841,670
$
1,891,730
$
1,627,469
$
Loans Payable -
GAAP
10,011,155
$
10,676,138
$
11,270,245
$
11,080,723
$
10,392,903
$
Impact of Consolidation (h)
(6,561,111)
(6,536,221)
(6,492,686)
(6,479,867)
(5,817,702)
Outstanding Bonds (Carrying Value)
3,450,044
4,139,917
4,777,559
4,600,856
4,575,201
Unamortized Discount/Premium
59,576
66,033
82,336
81,094
79,449
Outstanding
Bonds
(at
par)
-
Deconsolidated
3,509,620
$
4,205,950
$
4,859,895
$
4,681,950
$
4,654,650
$
RECONCILIATION OF GAAP TO NON-GAAP BALANCE SHEET MEASURES

Blackstone |

QTD
LTM
($ in thousands)
1Q'19
2Q'19
3Q'19
4Q'19
1Q'20
1Q'19
1Q'20
Management and Advisory Fees, Net
GAAP
809,726
$
840,378
$
878,151
$
943,900
$
934,832
$
3,108,673
$
3,597,261
$
Segment Adjustment (a)
4,336
3,778
2,194
1,773
5,735
5,797
13,480
Total Segment
814,062
$
844,156
$
880,345
$
945,673
$
940,567
$
3,114,470
$
3,610,741
$
GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues
GAAP
Incentive Fees
12,132
21,915
8,254
87,610
12,161
57,106
129,940
Investment
Income
-
Realized
Performance
Allocations
242,375
332,520
446,550
717,555
167,530
1,849,242
1,664,155
GAAP
254,507
$
354,435
$
454,804
$
805,165
$
179,691
$
1,906,348
$
1,794,095
$
Total Segment
Less: Realized Performance Revenues
(246,769)
(341,386)
(420,840)
(651,647)
(167,233)
(1,780,169)
(1,581,106)
Segment Adjustment (b)
41
575
261
2,855
8
1,599
3,699
Total Segment
7,779
$
13,624
$
34,225
$
156,373
$
12,466
$
127,778
$
216,688
$
GAAP Compensation to Total Segment Fee Related Compensation
GAAP
Compensation
471,397
438,521
462,766
447,646
476,543
1,691,951
1,825,476
Incentive Fees Compensation
5,406
8,886
5,419
24,589
6,522
32,660
45,416
Realized Performance Allocations Compensation
86,395
125,825
155,663
295,059
72,423
685,409
648,970
GAAP
563,198
$
573,232
$
623,848
$
767,294
$
555,488
$
2,410,020
$
2,519,862
$
Total Segment
Less: Realized Performance Compensation
(85,240)
(125,466)
(143,870)
(249,359)
(71,302)
(648,552)
(589,997)
Less:
Equity-Based
Compensation
-
Operating
Compensation
(63,708)
(50,225)
(56,139)
(51,612)
(85,334)
(168,673)
(243,310)
Less:
Equity-Based
Compensation
-
Performance
Compensation
(3,068)
(2,880)
(2,431)
(131)
(2,138)
(12,175)
(7,580)
Segment Adjustment (c)
(87,151)
(100,827)
(91,574)
(77,313)
(50,450)
(336,517)
(320,164)
Total Segment
324,031
$
293,834
$
329,834
$
388,879
$
346,264
$
1,244,103
$
1,358,811
$
GAAP General, Administrative and Other to Total Segment Other Operating Expenses
GAAP
146,062
$
175,308
$
171,067
$
186,971
$
157,566
$
614,222
$
690,912
$
Segment Adjustment (d)
(22,751)
(33,187)
(26,716)
(25,612)
(18,681)
(109,675)
(104,196)
Total Segment
123,311
$
142,121
$
144,351
$
161,359
$
138,885
$
504,547
$
586,716
$
Realized Performance Revenues
GAAP
Incentive Fees
12,132
21,915
8,254
87,610
12,161
57,106
129,940
Investment Income -
Realized Performance Allocations
242,375
332,520
446,550
717,555
167,530
1,849,242
1,664,155
GAAP
254,507
$
354,435
$
454,804
$
805,165
$
179,691
$
1,906,348
$
1,794,095
$
Total Segment
Less: Fee Related Performance Revenues
(7,779)
(13,624)
(34,225)
(156,373)
(12,466)
(127,778)
(216,688)
Segment Adjustment (b)
41
575
261
2,855
8
1,599
3,699
Total Segment
246,769
$
341,386
$
420,840
$
651,647
$
167,233
$
1,780,169
$
1,581,106
$
RECONCILIATION OF GAAP TO TOTAL SEGMENTS

Blackstone |

This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated
Statement of Operations (page 1). Segment basis presents revenues and expenses on a basis that deconsolidates the investment funds
Blackstone manages and
excludes the amortization of intangibles, the expense of equity-based awards and Transaction-Related Charges.
(a)
Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2)
the removal of revenue from the reimbursement of certain expenses by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the Total Segment measures.
(b)
Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)
Represents the removal of Transaction-Related Charges that are not recorded in the Total Segment measures.
(d)
Represents the removal of (1) the amortization of transaction-related intangibles, and (2) certain expenses reimbursed by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the Total Segment measures.
(e)
Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(f)
Represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.
QTD
LTM
Y
($ in thousands)
1Q'19
2Q'19
3Q'19
4Q'19
1Q'20
1Q'19
1Q'20
Realized Performance Compensation
GAAP
Incentive Fee Compensation
5,406
$
8,886
$
5,419
$
24,589
$
6,522
$
32,660
$
45,416
$
Realized Performance Allocations Compensation
86,395
125,825
155,663
295,059
72,423
685,409
648,970
GAAP
91,801
$
134,711
$
161,082
$
319,648
$
78,945
$
718,069
$
694,386
$
Total Segment
Less: Fee Related Performance Compensation
(3,493)
(6,365)
(14,781)
(70,158)
(5,505)
(57,342)
(96,809)
Less:
Equity-Based
Compensation
-
Performance
Compensation
(3,068)
(2,880)
(2,431)
(131)
(2,138)
(12,175)
(7,580)
Total Segment
85,240
$
125,466
$
143,870
$
249,359
$
71,302
$
648,552
$
589,997
$
Realized Principal Investment Income
GAAP
73,261
$
145,040
$
74,642
$
100,535
$
48,695
$
446,978
$
368,912
$
Segment Adjustment (e)
(47,353)
(21,483)
(38,494)
(61,993)
(28,405)
(213,705)
(150,375)
Total Segment
25,908
$
123,557
$
36,148
$
38,542
$
20,290
$
233,273
$
218,537
$
GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest Income (Loss)
GAAP
Interest and Dividend Revenue
44,084
43,686
42,482
52,146
35,084
180,646
173,398
Interest Expense
(42,002)
(43,596)
(53,362)
(60,688)
(41,644)
(167,321)
(199,290)
GAAP
2,082
$
90
$
(10,880)
$
(8,542)
$
(6,560)
$
13,325
$
(25,892)
$
Segment Adjustment (f)
2,979
2,671
3,113
6,046
2,619
15,514
14,449
Total Segment
5,061
$
2,761
$
(7,767)
$
(2,496)
$
(3,941)
$
28,839
$
(11,443)
$
RECONCILIATION OF GAAP TO TOTAL SEGMENTS – (CONT’D)

Blackstone |

NOTES
Notes
to
page
1
-
Blackstone’s
First
Quarter
2020
GAAP
Results
Effective July 1, 2019, The Blackstone Group L.P. converted from a Delaware limited partnership to a Delaware corporation, The Blackstone
Group Inc. (the “Conversion”). This presentation includes results for The Blackstone Group L.P. prior to the Conversion. As of any time prior to the Conversion, references to “Blackstone,” “the Company,” “our” and similar terms mean The Blackstone Group L.P. and its consolidated subsidiaries and, as of any time after the Conversion, The Blackstone Group Inc. and its consolidated subsidiaries.
All references to shares or per share amounts prior to the Conversion refer to units or per unit amounts. Unless otherwise noted, references to
“common stock” and “common shares” refer to Class A common stock.
Income
(Loss)
Before
Provision
(Benefit)
for
Taxes
Margin
is
calculated
by
dividing
Income
(Loss)
Before
Provision
(Benefit)
for
Taxes
by
Total
Revenues.
Notes
to
page
2
-
Blackstone’s
First
Quarter
2020
Highlights
The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable
Blackstone Funds and not those of Blackstone.
See Notes to page 18 regarding Net Accrued Performance Revenue redefinition.
Notes
to
page
5
-
Investment
Performance
and
Net
Accrued
Performance
Revenues
Effective 1Q’20, the Credit segment was renamed Credit & Insurance; however, there was no change to the composition of the segment or historical results.
Effective 1Q’20, Core+ appreciation was updated to include BREIT and represents a weighted average of BREIT’s per share appreciation and BPP appreciation for the period. The returns are weighted based on the average of BREIT’s monthly net asset values and the average of BPP’s quarterly
adjusted
beginning
period
market
values
for
the
period.
This
presentation
provides
a
more
holistic
view
of
Core+
by
including
BREIT
performance. Core+ excluding BREIT appreciation was (2.4)% and 3.4% for 1Q’20 and 1Q’20 LTM, respectively.
Effective 1Q’20, Corporate Private Equity appreciation was updated to include Core Private Equity appreciation.
This presentation provides a
more holistic view of Corporate Private Equity by including Core Private Equity performance. Corporate Private Equity appreciation excluding
Core Private Equity was (23.4)% and (19.9)% for 1Q’20 and 1Q’20 LTM, respectively.
Results
for
the
Secondaries
business
(also
referred
to
as
Strategic
Partners)
are
reported
on
a
three
month
lag
from
the
Secondaries’
fund
financial statements, which generally report based on a three month lag from the underlying fund investments unless information is available on a more timely basis. As a result, the appreciation presented herein does not include the impact of economic and market activity in the current quarter. Current market activity is expected to affect reported results in upcoming quarters.
The BPS Composite gross and net returns
are
based on the BAAM Principal Solutions (“BPS”) Composite, which does not include BAAM’s individual
investor solutions (liquid alternatives), strategic capital (seeding and minority interests), strategic opportunities (co-invests), and advisory (non-
discretionary) platforms, except for investments by BPS funds directly into those platforms. BAAM-managed funds in liquidation and non fee-
paying
assets
(net
returns
only)
are
also
excluded.
The
funds/accounts
that
comprise
the
BPS
Composite
are
not
managed
within
a
single
fund
or
account and are managed with different mandates. There is no guarantee that BAAM would have made the same mix of investments in a stand-
alone fund/account. The BPS Composite is not an investible product and, as such, the performance of the BPS Composite does not represent the performance of an actual fund or account.

Blackstone |

Notes
to
page
5
-
Investment
Performance
and
Net
Accrued
Performance
Revenues
(Cont’d)
Effective 1Q’20, Credit returns are presented as a composite return instead of separate returns for performing credit and distressed. The Credit
Composite
now
also
includes
the
long
only
strategy.
The
Credit
Composite
return
is
a
weighted
average
of
(a)
the
return
based
on
the
combined
quarterly
cash flows of performing credit and distressed fee-earning funds and (b) the weighted average quarterly return of all long only strategy fee-earning funds.
Only
fee-earning
funds
exceeding
$100
million
of
fair
value
at
the
beginning
of
each
respective
quarter-
end
are
included
and
funds
in liquidation are excluded. Credit returns exclude Blackstone Funds that were contributed to GSO as part of
Blackstone’s acquisition of GSO in
March
2008.
Performing
Credit
gross
returns
were
(16.7)%
and
(11.2)%
for
1Q’20
and
1Q’20
LTM,
respectively.
Performing
Credit
net
returns
were
(14.1)%
and
(10.5)%
for
1Q’20
and
1Q’20
LTM,
respectively.
Distressed
gross
returns
were
(31.8)%
and
(36.2)%
for
1Q’20
and
1Q’20
LTM,
respectively. Distressed net returns were (30.3)% and (35.3)% for 1Q’20 and 1Q’20 LTM, respectively.
Notes
to
page
18
–
Net
Accrued
Performance
Revenues
–
Additional
Detail
Effective
1Q’20,
NAPR
has
been
redefined
to
exclude
Performance
Revenues
realized
but
not
yet
distributed
as
of
the
reporting
date.
This
update aligns the presentation of DE and NAPR. All prior periods have been recast to reflect this definition.
Per Share calculations are based on end of period DE Shares Outstanding (see page 23, Share Summary).
Notes
to
page
22
–
Shareholder
Dividends
DE
before
Certain
Payables
represents
Distributable
Earnings
before
the
deduction
for
the
Payable
Under
Tax
Receivable
Agreement
and
tax
expense (benefit) of wholly owned subsidiaries.
Per Share calculations are based on end of period Participating Common Shares (page 23, Share Summary); actual dividends are paid to shareholders as of the applicable record date.
Retained capital is withheld pro rata from common and Blackstone Holdings Partnership unitholders. Common shareholders’ share was
$48
million for 1Q’20 and $244 million for 1Q’20 LTM.
Common Shareholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables.
Notes
to
page
23
–
Share
Summary
Participating Common Shares and Participating Partnership Units include both issued and outstanding shares and unvested shares that participate in dividends.
NOTES – (CONT’D)

Blackstone |

DEFINITIONS AND DIVIDEND POLICY
Blackstone
discloses
the
following
operating
metrics
and
financial
measures
that
are
calculated
and
presented
on
the
basis
of
methodologies
other
than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
Segment
Distributable
Earnings,
or
“Segment
DE”,
is
Blackstone’s
segment
profitability
measure
used
to
make
operating
decisions
and
assess
performance across Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee
Related Earnings and Net Realizations for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in Blackstone’s consolidated Operating Partnerships, removes the amortization of intangible assets and removes Transaction-Related Charges. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.
–
Net
Realizations
is
presented
on
a
segment
basis
and
is
the
sum
of
Realized
Principal
Investment
Income
and
Realized
Performance
Revenues
(which refers to Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance Compensation
(which refers to Realized Performance Compensation excluding Fee Related Performance Compensation and Equity-Based Performance
Compensation).
–
Total
Segment
Revenues
and
Segment
Revenues
represent
Net
Management
and
Advisory
Fees,
Fee
Related
Performance
Revenues, Realized
Performance Revenues and Realized Principal Investment Income.
Distributable Earnings, or “DE”, is derived from Blackstone’s segment reported results. DE is used to assess performance and amounts available for dividends to Blackstone shareholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings
Partnerships. DE is the sum of Segment DE plus Net Interest Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for
Taxes.
–
Net Interest Income (Loss)
is presented on a segment basis and is equal to Interest and Dividend Revenue less Interest Expense, adjusted for the impact of consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.
–
Taxes and Related Payables
represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on
Income (Loss) Before Provision (Benefit) for Taxes excluding the tax impact of any divestitures and including the Payable under the Tax
Receivable Agreement.
Fee Related Earnings, or “FRE”, is a performance measure used to assess Blackstone’s ability to generate profits from revenues that are measured
and
received
on
a
recurring
basis
and
not
subject
to
future
realization
events.
FRE
equals
management
and
advisory
fees
(net
of
management fee reductions and offsets) plus Fee Related Performance Revenues, less (a) Fee Related Compensation on a segment basis, and
(b)
Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income
(Loss) Before Provision (Benefit) for Taxes.
–
Fee Related Compensation
is presented on a segment basis and refers to the compensation expense, excluding Equity-Based Compensation, directly related to (a) Management and Advisory Fees, Net and (b) Fee Related Performance Revenues, referred to as Fee Related
Performance Compensation.
–
Fee Related Performance Revenues
refers to the realized portion of Performance Revenues from Perpetual Capital that are (a) measured and received on a recurring basis, and (b) not dependent on realization events from the underlying investments.

Blackstone |

–
Perpetual Capital
refers to the component of assets under management with an indefinite term, that is not in liquidation, and for which there
is
no
requirement
to
return
capital
to
investors
through
redemption
requests
in
the
ordinary
course
of
business,
except
where
funded
by new capital inflows. Includes co-investment capital with an investor right to convert into Perpetual Capital.
Adjusted
Earnings
Before
Interest,
Taxes
and
Depreciation
and
Amortization,
or
“Adjusted
EBITDA”,
is
a
supplemental
measure
used
to
assess
performance
derived
from
Blackstone’s
segment
results
and
may
be
used
to
assess
its
ability
to
service
its
borrowings.
Adjusted
EBITDA
represents Distributable Earnings plus the addition of (a) Interest Expense on a segment basis, (b) Taxes and Related Payables, and
(c)
Depreciation and Amortization. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.
Performance Revenues
collectively refers to: (a) Incentive Fees, and (b) Performance Allocations.
Performance Compensation
collectively refers to: (a) Incentive Fee Compensation, and (b) Performance Allocations Compensation.
Transaction-Related Charges
arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.
Dividend Policy. Blackstone’s intention is to pay to holders of Class A common stock a quarterly dividend representing approximately 85% of The
Blackstone
Group
Inc.’s
share
of
Distributable
Earnings,
subject
to
adjustment
by
amounts
determined
by
Blackstone’s
board
of
directors
to
be
necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and dividends to shareholders for any ensuing quarter. The dividend amount could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any dividends are at the sole discretion of Blackstone’s board of directors and our board of directors may change our dividend policy at any time, including, without limitation, to eliminate such dividends entirely.
DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

Blackstone |

FORWARD-LOOKING STATEMENTS
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934 which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as “outlook,”
“indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-looking
statements
are
subject
to
various
risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to the impact of COVID-19 and energy market dislocation, as well as those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.